                                             OMB APPROVAL
                                             OMB Number: 3235-0570
                                             Expires: September 30, 2007
                                             Estimated average burden
                                             hours per response.............19.4

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10569

                               Legacy Funds Group
               (Exact name of registrant as specified in charter)

  First Financial Capital Advisors LLC,
    300 High Street, Hamiliton, Ohio                                     45012
(Address of principal executive offices)                              (Zip code)

            BISYS Fund Services, 3435 Stelzer Rd. Columbus, OH 43219
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (614) 470-8000

Date of fiscal year end: 4/30/06

Date of reporting period: 4/30/06

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                               LEGACY FUNDS GROUP

                                 ANNUAL REPORT
                                 APRIL 30, 2006

                         THE MULTI-CAP CORE EQUITY FUND
                               THE CORE BOND FUND
                             THE FEDERAL MONEY FUND

                    (FIRST FINANCIAL CAPITAL ADVISORS LOGO)

                               LEGACY FUNDS GROUP

                               TABLE OF CONTENTS

Letter to Investors......................................    1
Management's Discussion of Fund Performance..............    3
Schedules of Portfolio Investments.......................    9
Statements of Assets and Liabilities.....................   16
Statements of Operations.................................   17
Statements of Changes in Net Assets......................   18
Financial Highlights.....................................   20
Notes to Financial Statements............................   21
Report of Independent Registered Public Accounting Firm..   27
Additional Fund Information..............................   29
Trustees and Officers....................................   32

                               LEGACY FUNDS GROUP

DEAR INVESTORS

The U.S. economy grew at a healthy pace during the 12 months from May 1, 2005 through April 30, 2006. The stock market posted solid gains during that period, while bond yields increased.

Strong global economic growth contributed to higher oil and gas prices even before Hurricane Katrina shut down a significant portion of the U.S. oil-refining infrastructure. The economy slowed during the fourth calendar quarter of 2005, due largely to the effects of the destruction wrought by Katrina and other hurricanes, but rebounded to post strong growth during the following four months.

Strong business spending helped the economy continue to expand throughout the fiscal year. Firms in the energy sector especially boosted capital spending, as high oil and gas prices encouraged energy companies to invest in exploration and production. Higher energy prices and mortgage rates reduced the spending power of low- and middle-income consumers. Even so, consumer spending remained healthier than many economists expected, in part because wage growth increased late in the period. Corporations meanwhile posted strong earnings growth. The Federal Reserve Board increased its target short-term interest rate eight times, from 2.75% to 4.75%, in order to decrease the likelihood that economic growth would lead to higher inflation.

Higher corporate earnings helped stocks post gains that were modestly higher than long-term average returns. Stock returns fluctuated throughout the period, however, based largely on market psychology. Stocks cycled between peaks and troughs as investors gained and lost confidence in the market. This 12-month period began during a low point in investor psychology. Market participants exhibited low confidence in stocks' prospects, and equities as a result traded at relatively low valuations. The period ended with investors showing increased confidence in equities, however, and bidding up stocks' valuations. We estimate that stocks gained approximately 6.5%, apart from the effects of changes in market confidence--well behind the increases in corporate profits during the period.

Energy stocks led the equity markets by a wide margin during the 12-month period, as high oil and gas prices improved energy firms' profits and prospects. Small- and mid-cap stocks significantly outperformed larger-cap stocks, continuing a long-running trend.

The Federal Reserve's consistent interest-rate increases led to gradually higher yields on short- and intermediate-term bonds. Yields rose less dramatically on long-term bonds. The yield on the 10-year Treasury bond climbed from 4.20% to 5.06%, with most of that increase coming during the last four months of the period. The trend toward higher yields led to lower bond prices, causing most fixed-income securities to generate total returns lower than their yields.

The various sectors of the bond market posted very similar returns during the period. Corporate bonds performed slightly better than government bonds. Meanwhile, the spread between the yields on Treasuries and agency issues widened modestly.

We believe that the economy will continue to grow at a healthy pace during the coming year. That said, we expect a modest decline in residential construction to depress economic growth slightly, leading to a slower expansion than we have seen during the past two years. We think such an environment will allow the Federal Reserve to stop raising interest rates at some point this year.

                               LEGACY FUNDS GROUP

Stocks appear modestly undervalued given our expectations for economic growth, interest rates and corporate profits. We also believe that investor sentiment, which ebbed immediately following the end of this period, is likely to improve as the market recognizes corporations' underlying fundamental strength and the Federal Reserve approaches the end of its interest-rate tightening cycle.

We expect bond yields to be fairly stable during the coming months. Yields on both short- and long-term securities may climb somewhat in the near term before declining modestly as the economy cools and the Federal Reserve stops raising short-term rates. We also expect the spreads between Treasury, agency and corporate yields to remain stable going forward. We will closely monitor any new developments in the economy and stock and bond markets, and will adjust our investment outlook and mutual fund portfolios to reflect significant changes.

We thank you for your confidence in the Legacy Funds Group. If you have any questions or require additional information, please call 1-888-494-8510.

Sincerely,


/s/ Dennis C. Dietz
-------------------------------------
Dennis C. Dietz

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING OR SENDING ANY MONEY. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE INVESTMENT COMPANY CAN BE FOUND IN THE FUND'S PROSPECTUS. TO OBTAIN MORE INFORMATION, CALL 1-888-494-8510. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                               LEGACY FUNDS GROUP

THE MULTI-CAP CORE EQUITY FUND

PORTFOLIO MANAGER
DENNIS DIETZ, CFA
CHIEF INVESTMENT OFFICER
FIRST VICE PRESIDENT-FIRST FINANCIAL
CAPITAL ADVISORS

INVESTMENT CONCERNS

SMALL-CAPITALIZATION STOCKS TYPICALLY CARRY ADDITIONAL RISK, SINCE SMALLER COMPANIES GENERALLY HAVE HIGHER RISK OF FAILURE AND, HISTORICALLY, THEIR STOCKS HAVE EXPERIENCED A GREATER DEGREE OF VOLATILITY.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

The Multi-Cap Core Equity Fund's Trust Class Shares gained 11.90% (after expenses) during the 12-month period ended April 30, 2006. That compared to a 15.41% return for the Fund's benchmark, the S&P 500 Index.

Stocks posted good returns for the period, led by shares of energy firms. That environment helped this Fund generate solid absolute performance during the fiscal year.

Stock selection detracted from performance relative to the benchmark, as selection in seven of ten economic sectors weighed on relative returns. We favored shares of large, high-quality firms, but shares of lower-quality small and medium-sized firms led the market during this 12-month period. Likewise, we sought stocks issued by companies that had produced strong returns on equity, but such stocks lagged the market. Near the end of this period we adjusted our valuation analysis to emphasize free cash flow rather than return on equity, because we believe that free cash flow more accurately reflects the value that a company delivers its shareholders.(1)

We held an overweight position in energy stocks throughout the fiscal year. That relatively large stake improved returns against the benchmark, as energy stocks led the market. Our underweight position in utilities shares also boosted relative returns, as those stocks lagged. Late in the period we invested a small portion of the Fund's assets in an exchange-traded fund that tracks the performance of developed overseas stock markets. That investment performed well, but because the Fund held it for only a short time it did not have a meaningful impact on returns.(1)

(1)  Portfolio composition is subject to change.

                               LEGACY FUNDS GROUP

THE MULTI-CAP CORE EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

                              (PERFORMANCE GRAPH)

          MULTI-CAP
         CORE EQUITY   S&P 500 INDEX
         -----------   -------------
Apr-96       10000          10000
           10347.8        10300.1
           10486.9        10615.2
Dec-96     11426.1        11503.8
           11721.7        11804.8
           13495.6        13869.8
           14852.2          14913
Dec-97     15565.2        15341.8
           17165.2        17482.5
           17286.9        18059.7
           15460.9        16263.2
Dec-98     18382.6        19726.7
           18695.6        20709.6
             19913        22169.5
           18208.7        20785.3
Dec-99     19304.3        23878.1
           19930.4        24425.8
           20104.3        23776.7
             20000        23546.5
Dec-00       19600        21703.9
           17756.5        19130.9
           19147.8        20250.5
             16800        17278.2
1-Dec        18713        19124.5
           18452.2        19177.2
           16265.7        16607.9
           13408.4        13738.7
2-Dec      14503.9        14897.2
           13805.7        14427.9
           15457.5        16650.1
           16030.9        17090.5
3-Dec      18100.9          19172
           18473.5        19497.2
           18770.1        19831.4
           18102.9        19459.6
4-Dec      19574.1        21256.5
           19292.7          20799
           19472.5        21083.6
           19658.9          21844
5-Dec      19703.4          22300
           20575.1        23238.3
6-Apr      20894.4        23550.4

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

                                 1 YEAR   5 YEAR   10 YEAR
                                 ------   ------   -------
THE MULTI-CAP CORE EQUITY FUND
   Class A without load          11.60%    1.54%    7.40%
   Class A with load*             8.21%    0.92%    7.07%
   Trust                         11.90%    1.78%    7.65%
                                 -----     ----     ----
S&P 500 STOCK INDEX              15.41%    2.70%    8.94%
                                 -----     ----     ----

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 888-494-8510. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

*    REFLECTS THE MAXIMUM SALES CHARGE OF 3.00%.

The chart represents a hypothetical investment of $10,000 in the Trust Shares of The Multi-Cap Core Equity Fund from 4/30/96 to 4/30/06, and represents the reinvestment of dividends and capital gains in the Fund. The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund's Advisor. Had these expenses not been reimbursed, the Fund's performance would have been lower.

The quoted performance of The Multi-Cap Core Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by First Financial Bank (formerly First National Bank of Southwestern Ohio) that had investment objectives and policies substantially equivalent to those of the Fund for periods dating back to April 30, 1996, and prior to the Fund's commencement of operations on May 13, 2002, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                               LEGACY FUNDS GROUP

THE CORE BOND FUND

PORTFOLIO MANAGER
DENNIS DIETZ, CFA
CHIEF INVESTMENT OFFICER
FIRST VICE PRESIDENT-FIRST FINANCIAL
CAPITAL ADVISORS

INVESTMENT CONCERNS

BOND FUNDS WILL TEND TO EXPERIENCE SMALLER FLUCTUATIONS IN VALUE THAN STOCK FUNDS. HOWEVER, INVESTORS IN ANY BOND FUND SHOULD ANTICIPATE FLUCTUATIONS IN PRICE, ESPECIALLY FOR LONGER-TERM ISSUES AND IN ENVIRONMENTS OF RISING INTEREST RATES.

The Core Bond Fund's Trust Class Shares (after expenses) gained 0.23% during the 12 month period ended April 30, 2006. That compared to a 1.00% return for the Fund's benckmark, the Merrill Lynch 1-10 Year Government/Corporate Index.

The Federal Reserve Board raised its target short-term interest rate eight times, bringing the Federal Funds Rate from 2.75% at the beginning of the period to 4.75% as of April 30, 2006. Yields on short- and intermediate-term bonds rose roughly in line with those increases. Long-term bond's yields were relatively stable during the first eight months of the period, and then increased late in the period. The yield on the 10-year Treasury bond rose from 4.20% to 5.06% during the 12-month period. That environment led to lower bond prices, causing most fixed-income securities to post total returns that were lower than their yields.

The Fund generated returns gross of management fees that were nearly identical to those of its index. We held an overweight position in corporate bonds, and that stake boosted returns against the benchmark slightly. The Fund, late in the period, established a new position in collateralized mortgage obligations, which offered higher yields than agency or Treasury bonds. Those positive factors were offset by the slightly long average maturity of the Fund's holdings. Holding bonds with slightly longer maturities allowed the Fund to capture more yield, but also reduced the frequency with which we could reinvest the bonds' principal as yield rose.(1)

(1)  Portfolio composition is subject to change.

                               LEGACY FUNDS GROUP

THE CORE BOND FUND
GROWTH OF A $10,000 INVESTMENT

                              (PERFORMANCE GRAPH)

                     ML 1-10 Year
         Core Bond     Govt/Corp
         ---------   ------------
Apr-96      10000         10000
          10084.4       10096.6
          10239.1       10273.8
Dec-96    10450.1       10526.9
          10393.8       10521.6
            10661       10830.7
          10914.2       11122.7
Dec-97    11139.2       11362.7
          11279.9       11544.5
          11476.8       11761.8
          12011.2       12280.4
Dec-98    11997.2       12324.3
          11926.9       12301.6
          11870.6         12253
          11969.1       12369.5
Dec-99    11912.8       12382.1
          12095.6       12565.7
          12278.5       12774.5
          12587.9       13137.9
Dec-00      13038       13635.2
          13403.7       14091.4
          13417.7       14176.8
          14064.7       14847.5
1-Dec     13952.2       14857.2
          13853.7       14812.6
          14229.4       15329.9
          14869.1       16033.5
2-Dec     15002.7       16292.1
          15127.8       16530.8
          15426.1         16959
          15373.5       16963.1
3-Dec     15295.7       16979.4
          15641.3       17385.9
          15222.8       16957.6
          15605.1       17400.5
4-Dec     15647.5       17475.3
          15523.8       17328.8
          15862.3       17756.3
          15758.2       17666.3
5-Dec     15814.8       17758.7
          15722.5         17699
6-Apr       15709       17704.1

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2006

                                             1 YEAR   5 YEAR   10 YEAR
                                             ------   ------   -------
THE CORE BOND FUND
   Class A without load                      -0.02%    3.08%     4.37%
   Class A with load*                        -2.51%    2.57%     4.10%
   Trust                                      0.23%    3.33%     4.62%
                                             -----     ----      ----
MERRILL LYNCH 1-10 YEAR GOV'T./CORP. INDEX    1.00%    4.74%     5.88%
                                             -----     ----      ----

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 888-494-8510. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

*    REFLECTS THE MAXIMUM SALES CHARGE OF 2.50%.

The chart represents a hypothetical investment of $10,000 in Trust Shares of The Core Bond Fund from 4/30/96 to 4/30/06, and represents the reinvestment of dividends and capital gains in the Fund. The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund's Advisor. Had these expenses not been reimbursed, the Fund's performance would have been lower.

The quoted performance of The Core Bond Fund includes performance of certain collective trust fund ("Commingled") accounts advised by First Financial Bank (formerly First National Bank of Southwestern Ohio) that had investment objectives and policies substantially equivalent to those of the Fund for periods dating back to April 30, 1996, and prior to the Fund's commencement of operations on May 13, 2002, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Merrill Lynch 1-10 Year Government/Corporate Index is composed of bonds that have maturities between 1 and 9.99 years. The securities in the index must be investment grade (Baa/BBB or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                               LEGACY FUNDS GROUP

THE FEDERAL MONEY MARKET FUND

PORTFOLIO MANAGER
GREGORY D. OVIATT, CFA
PRINCIPAL PORTFOLIO MANAGER
MUNDER CAPITAL MANAGEMENT

INVESTMENT CONCERNS

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Yields on money market securities increased throughout the 12 months between May 1, 2005 and April 30, 2006, in response to the Federal Reserve Board's consistent policy of raising its target short-term interest rate. The Fund's one-day yield began the period at 2.30%, and ended the period at 4.22%.

The Federal Reserve boosted interest rates eight times, bringing the Federal Funds rate from 2.75% as of May 1, 2005 to 4.75% at the end of the 12-month period. The Federal Reserve was clear in its intentions throughout that time, both under former chairman Alan Greenspan and his successor, current chairman Ben Bernanke.

The clarity and consistency of the Federal Reserves interest-rate policy allowed the Fund's managers to maintain a modestly short average maturity of around 30 days throughout most of the period. That strategy allowed the managers to reinvest maturing securities' principal relatively quickly in order to capture the new, higher rates that accompanied each Federal Reserve meeting. The managers at times extended the Fund's average maturity modestly to take advantage of occasional opportunities to seize higher yield, but generally maintained an average maturity close to the average maturity in the Lipper U.S. Government Money Market Fund Index.(1)

(1)  Portfolio composition is subject to change.

                               7-DAY      7-DAY
YIELDS AS OF APRIL 30, 2006   CURRENT   EFFECTIVE
---------------------------   -------   ---------
Class A                         3.96%     4.04%
Trust                           4.21%     4.30%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 888-494-8510.

The quoted performance for the Fund reflects the reimbursement of certain Fund expenses by the Fund's Advisor. Had these expenses not been reimbursed, the Fund's performance would have been lower.

                               LEGACY FUNDS GROUP

SECURITY ALLOCATION

The Legacy Funds invested, as a percentage of net assets, in the following industries as of April 30, 2006.

THE MULTI-CAP CORE EQUITY FUND:

                               PERCENTAGE OF
SECURITY ALLOCATION              NET ASSETS
-------------------            -------------
Consumer Discretionary              11.8%
Consumer Staples                    11.7%
Energy                              13.7%
Financial                           14.9%
Health Care                         11.5%
Industrials                         11.4%
Information Technology              13.3%
Materials                            0.3%
Metal-Diversified                    1.2%
Mutual Funds                         7.7%
Repurchase Agreements                1.8%
Telecom Services                     0.5%
Utilities                            0.3%
                                   -----
Total                              100.1%
                                   =====

THE FEDERAL MONEY FUND:

                               PERCENTAGE OF
SECURITY ALLOCATION              NET ASSETS
-------------------            -------------
Investment Companies                 0.1%
Master Demand Notes                 27.9%
U.S. Government Agencies            72.1%
                                   -----
Total                              100.1%
                                   =====

THE CORE BOND FUND:

                               PERCENTAGE OF
SECURITY ALLOCATION              NET ASSETS
-------------------            -------------
Aerospace/Defense                   0.6%
Banking, Finance & Insurance       25.3%
Building-Residential &
   Commercial                       0.6%
Computer Peripherals                0.6%
Energy                              0.3%
Food & Beverages                    1.2%
Industrial Goods & Services         3.6%
Investment Companies                0.9%
Medical Instruments                 0.3%
Multimedia                          0.3%
Paper and Related Products          0.6%
Personal Care                       2.5%
Pharmaceuticals                     4.1%
Pipelines                           0.6%
Radio Broadcasting                  0.2%
Repurchase Agreements               0.3%
Retail                              3.3%
Software                            0.6%
Telecommunications                  3.1%
U.S. Government Securities         40.4%
U.S. Treasury Obligations           9.7%
                                   ----
Total                              99.1%
                                   ====

                               LEGACY FUNDS GROUP

                         THE MULTI-CAP CORE EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2006

 SHARES OR
 PRINCIPAL                          SECURITY
  AMOUNT                          DESCRIPTION                           VALUE
 ---------                        -----------                       ------------
COMMON STOCKS (90.6%):
Consumer Discretionary (11.8%):
       25,000   Abercrombie & Fitch Co. .........................   $  1,518,250
       16,000   Avery Dennison Corp. ............................      1,000,000
       90,000   Black & Decker Corp. ............................      8,424,900
      125,000   Carnival Corp. ..................................      5,852,500
      105,000   Dollar General Corp. ............................      1,833,300
      134,000   Liz Claiborne, Inc. .............................      5,232,700
       44,000   Mohawk Industries, Inc. (a) .....................      3,524,400
      130,000   Omnicom Group, Inc. .............................     11,701,300
                                                                    ------------
                                                                      39,087,350
                                                                    ------------
Consumer Staples (11.7%):
      161,000   BJ's Wholesale Club, Inc. (a) ...................      4,929,820
      143,000   Colgate-Palmolive Co ............................      8,454,160
      110,000   Estee Lauder Co., Inc., Class A .................      4,083,200
      128,400   Kimberly-Clark Corp. ............................      7,515,252
      124,900   PepsiCo, Inc. ...................................      7,274,176
      112,000   Procter & Gamble Co. ............................      6,519,520
                                                                    ------------
                                                                      38,776,128
                                                                    ------------
Energy (13.7%):
        7,000   BJ Services Co ..................................        266,350
      191,503   BP PLC - ADR ....................................     14,117,601
      250,000   ConocoPhillips ..................................     16,725,000
      129,000   Devon Energy Corp. ..............................      7,754,190
       33,000   GlobalSantaFe Corp. .............................      2,019,930
       66,000   Royal Dutch Shell PLC - ADR .....................      4,496,580
                                                                    ------------
                                                                      45,379,651
                                                                    ------------
Financial (14.9%):
      194,000   Bank of New York Co., Inc. ......................      6,819,100
      100,000   Capital One Financial Corp. .....................      8,664,000
       68,250   Cincinnati Financial Corp .......................      2,910,180
       24,000   Citigroup, Inc. .................................      1,198,800
       51,000   Fifth Third Bancorp .............................      2,061,420
       25,000   Freddie Mac .....................................      1,526,500
      175,000   JP Morgan Chase & Co. ...........................      7,941,500
       60,000   MGIC Investment Corp. ...........................      4,242,000
      175,000   Morgan Stanley ..................................     11,252,500
       65,700   National City Corp. .............................      2,424,330
                                                                    ------------
                                                                      49,040,330
                                                                    ------------
Health Care (11.5%):
       95,000   Biomet, Inc. ....................................      3,532,100
       60,000   Cardinal Health, Inc. ...........................      4,041,000
      205,900   Health Management Associates, Inc., Class A .....      4,264,189
      149,200   Medtronic, Inc. .................................      7,477,904
      250,000   Pfizer, Inc. ....................................      6,332,500
      130,000   Schering-Plough Corp ............................      2,511,600
       85,000   Waters Corp. (a) ................................      3,852,200
       86,000   Wellpoint Health Networks, Inc. (a) .............      6,106,000
                                                                    ------------
                                                                      38,117,493
                                                                    ------------
Industrials (11.4%):
      240,000   Equifax, Inc ....................................      9,249,600
      210,000   Honeywell International, Inc. ...................      8,925,000
      146,000   Ingersoll Rand Co., Class A .....................      6,387,500
      120,000   Jacobs Engineering Group, Inc. (a) ..............      9,924,000
       81,400   Pitney Bowes, Inc ...............................      3,406,590
                                                                    ------------
                                                                      37,892,690
                                                                    ------------

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                         THE MULTI-CAP CORE EQUITY FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 APRIL 30, 2006

 SHARES OR
 PRINCIPAL                          SECURITY
  AMOUNT                          DESCRIPTION                           VALUE
 ---------                        -----------                       ------------
COMMON STOCKS, CONTINUED:
Information Technology (13.3%):
       38,000   CDW Corp ........................................   $  2,261,760
      419,000   Cisco Systems, Inc. (a) .........................      8,778,050
       51,000   Dell, Inc. (a) ..................................      1,336,200
       95,000   EMC Corp. (a) ...................................      1,283,450
       65,000   FactSet Research Systems, Inc. ..................      2,869,100
       83,000   First Data Corp .................................      3,958,270
       33,000   FISERV, Inc. (a) ................................      1,487,640
      159,400   Intel Corp. .....................................      3,184,812
       68,000   Jabil Circuit, Inc. (a) .........................      2,651,320
       52,000   Lexmark International, Inc. (a) .................      2,532,400
       80,000   Mantech International Corp. (a) .................      2,642,400
      152,000   Microsoft Corp. .................................      3,670,800
      140,000   NVIDIA Corp. (a) ................................      4,090,800
      230,000   Oracle Corp. (a) ................................      3,355,700
                                                                    ------------
                                                                      44,102,702
                                                                    ------------
Materials (0.3%):
       35,000   The Valspar Corp ................................        990,500
                                                                    ------------
Metal - Diversified (1.2%):
       63,000   Freeport-McMoRan Copper & Gold, Inc., Class B ...      4,068,540
                                                                    ------------
Telecom Services (0.5%):
       50,000   Verizon Communications, Inc .....................      1,651,500
                                                                    ------------
Utilities (0.3%):
       29,000   American Electric Power Co., Inc ................        970,340
                                                                    ------------
Total Common Stocks .............................................    300,077,224
                                                                    ------------
MUTUAL FUND (7.7%):
      220,000   iShares MSCI EAFE Index Fund ....................     14,966,600
      137,000   iShares Russell 2000 Index Fund .................     10,439,400
                                                                    ------------
Total Mutual Funds ..............................................     25,406,000
                                                                    ------------
REPURCHASE AGREEMENT (1.8%):
   $5,934,751   Government Agency Repurchase Agreement, 4.62%,
                5/1/06 (Purchased on April 28, 2006, proceeds at
                maturity $5,937,012, collateralized by various
                U.S. Government Agency Securities) ..............      5,934,751
                                                                    ------------
Total Repurchase Agreement ......................................      5,934,751
                                                                    ------------
Total Investments (Cost $205,288,381) - (100.1%) ................   $331,417,975
                                                                    ============

Percentages indicated are based on net assets of $331,246,248.

(a)  Represents non-income producing security.

ADR - American Depositary Receipt

PLC - Public Liability Company

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                               THE CORE BOND FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2006

SHARES OR
PRINCIPAL                            SECURITY
AMOUNT                              DESCRIPTION                         VALUE
---------                           -----------                      -----------
CORPORATE BONDS (47.8%):
Aerospace/Defense (0.6%):
   $1,000,000   General Dynamics Corp., 4.50%, 8/15/10 ...........   $   964,436
                                                                     -----------
Banking, Finance & Insurance (25.3%):
    1,000,000   American International Group, Inc.,
                4.25%, 5/15/13 ...................................       915,498
    1,500,000   Bank of America Corp., 4.75%, 8/15/13 ............     1,412,820
    2,000,000   Bank of New York Co., Inc., 3.63%, 1/15/09 .......     1,909,832
    1,000,000   Bank One Corp., 6.00%, 2/17/09 ...................     1,014,471
    1,000,000   BankAmerica Corp., 7.13%, 3/1/09 .................     1,044,308
      500,000   Capital One Bank, 4.25%, 12/1/08 .................       486,005
    1,000,000   Caterpillar Finance, 3.45%, 1/15/09 ..............       953,366
      250,000   Caterpillar Financial Services Corp.,
                5.95%, 5/1/06 ....................................       250,000
    1,000,000   Caterpillar Financial Services Corp.,
                3.63%, 11/15/07 ..................................       975,055
    1,000,000   Caterpillar Financial Services Corp.,
                4.30%, 6/1/10 ....................................       956,623
    1,818,000   CitiGroup, Inc., 5.75%, 5/10/06 ..................     1,818,191
    1,000,000   CitiGroup, Inc., 5.50%, 8/9/06 ...................     1,001,053
    2,000,000   CitiGroup, Inc., 3.88%, 11/3/08 ..................     1,929,838
    1,000,000   CitiGroup, Inc., 3.63%, 2/9/09 ...................       956,116
    1,000,000   CitiGroup, Inc., 4.75%, 12/15/10 .................       964,905
    1,819,000   Credit Suisse USA, Inc., 5.88%, 8/1/06 ...........     1,821,643
    1,000,000   Fifth Third Bank, 2.70%, 1/30/07 .................       979,744
    2,000,000   Fifth Third Bank, 3.38%, 8/15/08 .................     1,916,784
      500,000   General Electric Capital Corp., 2.88%, 9/15/06 ...       495,552
    1,000,000   General Electric Capital Corp., 4.63%, 9/15/09 ...       977,481
    2,000,000   General Electric Capital Corp., 5.88%, 2/15/12 ...     2,032,165
      500,000   General Electric Capital Corp., 4.00%, 12/15/13 ..       441,176
    1,000,000   Goldman Sachs Group, Inc., 4.13%, 1/15/08 ........       980,913
    2,000,000   Goldman Sachs Group, Inc., 5.70%, 9/1/12 .........     1,997,637
    1,000,000   Goldman Sachs Group, Inc., 4.75%, 7/15/13 ........       939,269
    1,000,000   Huntington National Bank, 4.90%, 1/15/14 .........       934,282
    1,000,000   International Lease Finance Corp.,
                4.50%, 5/1/08 ....................................       982,945
    1,000,000   John Deere Capital Corp., 3.75%, 1/13/09 .........       959,630
    1,000,000   JP Morgan Chase & Co., 5.25%, 5/30/07 ............       999,023
      500,000   Morgan Stanley, 5.30%, 3/1/13 ....................       487,516
    1,150,000   Morgan Stanley Dean Witter, 6.60%, 4/1/12 ........     1,202,085
      500,000   Nuveen Investments, 5.00%, 9/15/10 ...............       481,119
    1,000,000   SLM Corp., 4.00%, 1/15/09 ........................       961,409
      500,000   SLM Corp., 4.50%, 7/26/10 ........................       479,143
    1,000,000   Textron Financial Corp., 5.13%, 2/3/11 ...........       980,276
    1,000,000   Washington Mutual, Inc., 5.00%, 3/22/12 ..........       960,137
    1,000,000   Wells Fargo Co., 3.50%, 4/4/08 ...................       967,787
                                                                     -----------
                                                                      39,565,797
                                                                     -----------
Building - Residential & Commercial (0.6%):
    1,000,000   Centex Corp., 4.88%, 8/15/08 .....................       982,610
                                                                     -----------
Computer Peripherals (0.6%):
    1,000,000   Cisco Systems, Inc., 5.25%, 2/22/11 ..............       989,903
                                                                     -----------
Energy (0.3%):
      500,000   Tennessee Valley Authority, 5.38%, 11/13/08 ......       502,744
                                                                     -----------
Food & Beverages (1.2%):
      909,000   McDonald's Corp., 5.95%, 1/15/08 .................       916,095
    1,000,000   Pepsico, Inc., 3.20%, 5/15/07 ....................       979,466
                                                                     -----------
                                                                       1,895,561
                                                                     -----------
Industrial Goods & Services (3.6%):
      100,000   Alcan, Inc., 5.20%, 1/15/14 ......................        95,903
    1,160,000   Boeing Co., 8.10%, 11/15/06 ......................     1,176,688

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                               THE CORE BOND FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 APRIL 30, 2006

SHARES OR
PRINCIPAL                            SECURITY
AMOUNT                              DESCRIPTION                         VALUE
---------                           -----------                      -----------
CORPORATE BONDS, CONTINUED
   $  409,000   Cargill, Inc., 6.25%, 5/1/06 (a) .................   $   409,000
      500,000   Cargill, Inc., 6.60%, 7/30/07 ....................       505,319
    1,000,000   Cytec Industries, Inc., 5.50%, 10/1/10 ...........       977,414
    1,000,000   Ingersoll-Rand Co., 6.25%, 5/15/06 ...............     1,000,330
      500,000   Weyerhaeuser Co., 6.75%, 3/15/12 .................       517,520
    1,000,000   Worthington Industries, Inc., 7.13%, 5/15/06 .....     1,000,500
                                                                     -----------
                                                                       5,682,674
                                                                     -----------
Medical Instruments (0.3%):
      500,000   Medtronic, Inc., 4.38%, 9/15/10 ..................       479,520
                                                                     -----------
Multimedia (0.3%):
      500,000   Walt Disney Co., 5.80%, 10/27/08 .................       501,480
                                                                     -----------
Paper and Related Products (0.6%):
    1,000,000   Kimberly - Clark Corp., 4.88%, 8/15/15 ...........       943,143
                                                                     -----------
Personal Care (2.5%):
      500,000   Avon Products, Inc., 6.55%, 8/1/07 ...............       505,323
    1,000,000   Clorox Co., 4.20%, 1/15/10 .......................       952,844
    1,000,000   Procter & Gamble Co., 3.50%, 12/15/08 ............       955,984
      464,000   Procter & Gamble Co., 6.88%, 9/15/09 .............       486,674
    1,000,000   Procter & Gamble Co., 4.95%, 8/15/14 .............       954,561
                                                                     -----------
                                                                       3,855,386
                                                                     -----------
Pharmaceuticals (4.1%):
    1,818,000   Abbott Laboratories, 5.63%, 7/1/06 ...............     1,819,434
      500,000   Abbott Laboratories, 4.35%, 3/15/14 ..............       458,836
    2,000,000   American Home Products, 6.95%, 3/15/11 ...........     2,109,103
      909,000   Eli Lilly & Co., 5.50%, 7/15/06 ..................       909,871
      250,000   GlaxoSmithKline Capital, 2.38%, 4/16/07 ..........       242,903
    1,000,000   Wyeth, 5.50%, 2/1/14 .............................       977,067
                                                                     -----------
                                                                       6,517,214
                                                                     -----------
Pipelines (0.6%):
    1,000,000   Kinder Morgan Finance, 5.35%, 1/5/11 .............       982,445
                                                                     -----------
Radio Broadcasting (0.2%):
      250,000   Clear Channel Communications, Inc.,
                4.25%, 5/15/09 ...................................       239,297
                                                                     -----------
Retail (3.3%):
    2,000,000   Target Corp., 5.40%, 10/1/08 .....................     2,004,752
      900,000   Wal-Mart Stores, Inc., 4.13%, 7/1/10 .............       857,150
    1,000,000   Wal-Mart Stores, Inc., 4.13%, 2/15/11 ............       945,698
    1,500,000   Wal-Mart Stores, Inc., 4.50%, 7/1/15 .............     1,373,595
                                                                     -----------
                                                                       5,181,195
                                                                     -----------
Software (0.6%):
    1,000,000   Oracle Corp., 5.00%, 1/15/11 (a) .................       974,614
                                                                     -----------
Telecommunications (3.1%):
      909,000   Bellsouth Telecommunications, 5.00%, 10/15/06 ....       907,708
    1,000,000   Comcast Corp., 5.30%, 1/15/14 ....................       946,098
    1,000,000   GTE California, Inc., 6.70%, 9/1/09 ..............     1,025,806
      500,000   New York Telephone Co., 6.00%, 4/15/08 ...........       502,439
      500,000   SBC Communications, Inc., 4.13%, 9/15/09 .........       478,187
    1,000,000   SBC Communications, Inc., 5.10%, 9/15/14 .........       941,460
                                                                     -----------
                                                                       4,801,698
                                                                     -----------
Total Corporate Bonds                                                 75,059,717
                                                                     -----------
U.S. TREASURY NOTES (9.7%):
    6,000,000   4.75%, 5/15/14 ...................................     5,888,202
    5,000,000   4.25%, 11/15/14 ..................................     4,726,365
    5,000,000   4.25%, 8/15/15 ...................................     4,701,365
                                                                     -----------
Total U.S. Treasury Notes ........................................    15,315,932
                                                                     -----------

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                               THE CORE BOND FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 APRIL 30, 2006

SHARES OR
PRINCIPAL                            SECURITY
AMOUNT                              DESCRIPTION                         VALUE
---------                           -----------                     ------------
U.S. GOVERNMENT AGENCY SECURITIES (40.4%):
Fannie Mae (14.6%):
   $1,000,000   3.25%, 1/15/08 ..................................   $    969,508
    5,000,000   2.50%, 6/15/08 ..................................      4,738,085
    3,000,000   4.00%, 9/2/08 ...................................      2,918,130
    4,000,000   5.25%, 1/15/09 ..................................      4,009,660
    1,000,000   3.75%, 4/16/09 ..................................        961,600
    1,000,000   3.55%, 6/17/10 ..................................        937,661
    3,000,000   5.25%, 8/1/12 ...................................      2,950,785
    3,500,000   4.63%, 5/1/13 ...................................      3,316,254
    2,191,000   5.00%, 2/25/32 ..................................      2,124,106
                                                                    ------------
                                                                      22,925,789
                                                                    ------------
Federal Home Loan Bank (15.7%):
    3,275,000   6.38%, 8/15/06 ..................................      3,285,680
    1,000,000   3.75%, 8/15/07 ..................................        982,355
    4,000,000   6.75%, 8/15/07 ..................................      4,077,008
    2,635,000   5.88%, 11/15/07 .................................      2,662,151
    1,000,000   3.38%, 2/15/08 ..................................        969,352
    1,000,000   5.80%, 9/2/08 ...................................      1,011,119
      600,000   5.87%, 9/2/08 ...................................        609,097
    1,000,000   5.89%, 3/30/09 ..................................      1,018,476
    2,000,000   3.00%, 4/29/09 ..................................      1,972,724
    3,000,000   4.25%, 11/13/09 .................................      2,906,724
    1,000,000   3.50%, 7/29/11 ..................................        981,438
    4,320,000   4.88%, 11/15/11 .................................      4,219,317
                                                                    ------------
                                                                      24,695,441
                                                                    ------------
Freddie Mac (10.1%):
    1,000,000   7.10%, 4/10/07 ..................................      1,017,233
    2,318,000   5.50%, 9/15/11 ..................................      2,339,525
    1,000,000   4.50%, 9/19/13 ..................................        996,588
    3,000,000   5.75%, 12/15/18 .................................      2,987,813
    3,225,365   5.00%, 9/15/24 ..................................      3,209,856
    2,000,000   4.50%, 2/15/26 ..................................      1,935,803
    3,460,436   5.00%, 10/15/30 .................................      3,402,457
                                                                    ------------
                                                                      15,889,275
                                                                    ------------
Total U.S. Government Agency Securities ..........................    63,510,505
                                                                    ------------
INVESTMENT COMPANIES (0.9%):
      975,000   Legacy Federal Money Fund, Trust Class (b) ......        975,000
      435,000   Munder Institutional Money Market Fund (b) ......        435,000
                                                                    ------------
Total Investment Companies ......................................      1,410,000
                                                                    ------------
REPURCHASE AGREEMENT (0.3%):
   $  430,420   Government Agency Repurchase Agreement, 4.62%,
                5/1/06 (Purchased on April 28, 2006, proceeds at
                maturity $430,586 collateralized by various U.S.
                Government Agency Securities) ...................        430,420
                                                                    ------------
Total Repurchase Agreement ......................................        430,420
                                                                    ------------
Total Investments (Cost $160,257,390) - (99.1%) .................   $155,726,574
                                                                    ============

Percentages indicated are based on net assets of $157,113,360.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are deemed liquid by the investment advisor based on procedures approved by the Board of Trustees.

(b)  Affiliate.

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                             THE FEDERAL MONEY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2006

SHARES OR
PRINCIPAL                            SECURITY
AMOUNT                              DESCRIPTION                         VALUE
---------                           -----------                      -----------
U.S. GOVERNMENT AGENCY SECURITIES (72.1%):
Federal Farm Credit Bank (23.9%):
   $ 1,000,000   4.65%, 5/1/06 * .................................   $ 1,000,000
     1,000,000   4.65%, 5/3/06 * .................................       999,742
     1,000,000   4.64%, 5/4/06 * .................................       999,613
     1,000,000   4.52%, 5/10/06 * ................................       998,870
     1,000,000   4.55%, 5/12/06 * ................................       998,610
     1,350,000   4.67%, 5/15/06 * ................................     1,347,548
     1,000,000   4.68%, 5/16/06 * ................................       998,050
       580,000   4.42%, 5/26/06 * ................................       578,220
     1,000,000   4.71%, 6/9/06 * .................................       994,898
     1,000,000   4.72%, 6/12/06 * ................................       994,493
     1,000,000   4.79%, 6/16/06 * ................................       993,879
       750,000   4.28%, 6/28/06 * ................................       744,828
       750,000   4.13%, 7/17/06 * ................................       743,375
     1,000,000   4.77%, 7/24/06 * ................................       988,863
     1,000,000   4.43%, 8/11/06 * ................................       987,448
     1,000,000   4.86%, 11/7/06 * ................................       974,350
                                                                     -----------
                                                                      15,342,787
                                                                     -----------
Federal Home Loan Bank (46.6%):
     1,000,000   4.65%, 5/1/06 * .................................     1,000,000
     1,000,000   4.66%, 5/2/06 * .................................       999,871
     1,000,000   4.54%, 5/5/06 * .................................       999,496
     1,000,000   4.67%, 5/8/06 * .................................       999,092
     1,000,000   4.65%, 5/9/06 * .................................       998,967
     1,000,000   4.58%, 5/10/06 * ................................       998,855
     1,000,000   4.60%, 5/12/06 * ................................       998,596
     2,750,000   4.55%, 5/17/06 * ................................     2,744,433
     2,000,000   4.46%, 5/19/06 * ................................     1,995,537
     1,000,000   4.66%, 5/22/06 * ................................       997,282
     2,000,000   4.59%, 5/24/06 * ................................     1,994,137
     1,000,000   4.60%, 5/31/06 * ................................       996,167
     1,000,000   4.61%, 6/2/06 * .................................       995,902
     1,000,000   4.73%, 6/7/06 * .................................       995,139
     1,000,000   4.73%, 6/9/06 * .................................       994,876
     1,000,000   4.73%, 6/16/06 * ................................       993,956
     1,000,000   4.77%, 6/23/06 * ................................       992,978
     1,000,000   4.91%, 6/28/06 * ................................       992,283
     2,000,000   4.43%, 7/5/06 * .................................     1,983,992
     2,000,000   4.79%, 7/7/06 * .................................     1,982,152
       750,000   4.48%, 7/17/06 * ................................       742,813
     1,000,000   4.85%, 7/19/06 * ................................       989,357
     1,750,000   4.79%, 7/21/06 * ................................     1,731,156
       750,000   4.65%, 8/18/06 * ................................       739,441
                                                                     -----------
                                                                      29,856,478
                                                                     -----------
Tennessee Valley Authority (1.6%):
     1,000,000   4.66%, 5/11/06 * ................................       998,706
                                                                     -----------
Total U.S. Government Agency Securities ..........................    46,197,971
                                                                     -----------

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                             THE FEDERAL MONEY FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 APRIL 30, 2006

SHARES OR
PRINCIPAL                            SECURITY
AMOUNT                              DESCRIPTION                         VALUE
---------                           -----------                      -----------
MASTER DEMAND NOTES (27.9%):
Federal Home Loan Bank (27.9%):
   $17,900,000 4.60%, 11/12/06 ** ................................   $17,900,000
                                                                     -----------
Total Master Demand Notes ........................................    17,900,000
                                                                     -----------
INVESTMENT COMPANIES (0.1%):
        95,241   Goldman Sachs Financial Square Federal Fund .....        95,241
                                                                     -----------
Total Investment Companies .......................................        95,241
                                                                     -----------
Total Investments (Cost $64,193,212) - (100.1%) ..................   $64,193,212
                                                                     ===========

Percentages indicated are based on net assets of $63,958,965.

* Discount note securities. The rate reflected on the Schedule of Portfolio Investments is the effective rate of the security as of April 30, 2006.

** Variable rate securities. The interest rates on these securities are adjusted periodically to reflect current interest rates. The rate represents the rate that was in effect on April 30, 2006.

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006

                                                      THE MULTI-CAP
                                                       CORE EQUITY       THE CORE      THE FEDERAL
                                                           FUND         BOND FUND      MONEY FUND
                                                      -------------   -------------   ------------
ASSETS:
Investments, at value (cost $205,288,381;
   $158,847,390; $64,193,212) .....................    $331,417,975   $ 154,316,574   $ 64,193,212
Investments in affiliates, at value (cost $0;
   $1,410,000; $0 ) ...............................              --       1,410,000             --
                                                       ------------   -------------   ------------
Total Investments .................................     331,417,975     155,726,574     64,193,212
                                                       ------------   -------------   ------------
Interest and dividends receivable .................         279,252       2,066,746         47,264
Receivable for capital shares issued ..............          13,641          14,118             59
Prepaid expenses ..................................           3,045           2,193          2,089
                                                       ------------   -------------   ------------
Total Assets ......................................     331,713,913     157,809,631     64,242,624
                                                       ------------   -------------   ------------
LIABILITIES:
Distributions payable .............................              --         534,866        242,035
Payable for capital shares redeemed ...............         168,349          45,000             --
Accrued expenses and other payables:
   Investment advisory ............................         197,899          66,607         11,613
   Accounting .....................................             143             518             57
   Administration .................................           9,430           4,467          1,936
   Chief compliance officer .......................          14,418           8,041          2,827
   Distribution (Class A) .........................           1,789             799              4
   Transfer agent .................................           7,642           3,314          1,510
   Trustee ........................................           5,329           2,639          1,196
   Other ..........................................          62,666          30,020         22,481
                                                       ------------   -------------   ------------
Total Liabilities .................................         467,665         696,271        283,659
                                                       ------------   -------------   ------------
COMPOSITION OF NET ASSETS:
Capital ...........................................     195,381,544     167,145,729     63,958,981
Undistributed (distributions in excess of) net
   investment income ..............................         129,471      (1,257,421)            --
Accumulated net realized gains (losses) on
   investment transactions ........................       9,605,639      (4,244,132)           (16)
Unrealized appreciation (depreciation) on
   investments ....................................     126,129,594      (4,530,816)            --
                                                       ------------   -------------   ------------
NET ASSETS ........................................    $331,246,248   $ 157,113,360   $ 63,958,965
                                                       ============   =============   ============
CLASS A
Net Assets ........................................    $  8,784,292   $   3,900,518   $     18,345
                                                       ============   =============   ============
Shares outstanding ................................         839,005         413,678         18,345
                                                       ============   =============   ============
Net asset value and redemption price per share ....    $      10.47   $        9.43   $       1.00
                                                       ============   =============   ============
Maximum Sales Load ................................            3.00%           2.50%            --
                                                       ============   =============   ============
   Maximum offering price per share
   (100%/(100%-maximum sales charge) of
   net asset value adjusted to the nearest cent) ..    $      10.79   $        9.67   $       1.00
                                                       ============   =============   ============
TRUST CLASS
Net Assets ........................................    $322,461,956   $ 153,212,842   $ 63,940,620
                                                       ============   =============   ============
Shares outstanding ................................      30,807,263      16,257,823     63,943,512
                                                       ============   =============   ============
Net asset value and redemption price per share ....    $      10.47   $        9.42   $       1.00
                                                       ============   =============   ============

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 2006

                                                        THE MULTI-CAP
                                                         CORE EQUITY      THE CORE    THE FEDERAL
                                                             FUND        BOND FUND     MONEY FUND
                                                        -------------   -----------   -----------
INVESTMENT INCOME:
   Interest .........................................    $    98,147    $ 8,332,928   $2,889,129
   Dividend .........................................      5,364,950             --        6,604
   Income from affiliates ...........................        330,774        108,590           --
                                                         -----------    -----------   ----------
Total Income ........................................      5,793,871      8,441,518    2,895,733
                                                         -----------    -----------   ----------
EXPENSES:
   Investment advisory ..............................      3,352,661      1,359,831      152,439
   Administration ...................................        797,729        428,528      163,275
   Distribution (Class A) ...........................         22,474         10,604           47
   Chief compliance officer .........................         44,324         23,333        9,353
   Accounting .......................................          4,448         17,412        3,146
   Insurance ........................................         24,761         14,362        4,508
   Professional .....................................         71,690         36,978       24,674
   Registration and filing ..........................          2,339          1,996        2,165
   Printing .........................................         37,109         18,968        7,144
   Transfer agent ...................................         39,683         15,948        8,013
   Trustee ..........................................         21,156         11,290        4,468
   Other ............................................         27,235         15,304        6,219
                                                         -----------    -----------   ----------
Total expenses before fee reimbursements ............      4,445,609      1,954,554      385,451
   Expenses contractually reimbursed by
      Investment Advisor ............................       (780,125)      (429,995)     (24,216)
                                                         -----------    -----------   ----------
   Net expenses .....................................      3,665,484      1,524,559      361,235
                                                         -----------    -----------   ----------
Net investment income ...............................      2,128,387      6,916,959    2,534,498
                                                         -----------    -----------   ----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
   INVESTMENTS:
Realized gains (losses) on investment transactions ..     37,977,083       (702,581)         (16)
Change in unrealized appreciation (depreciation)
   on investment transactions .......................        343,363     (5,504,524)          --
                                                         -----------    -----------   ----------
Net realized/unrealized gains (losses) on
   investments ......................................     38,320,446     (6,207,105)         (16)
                                                         -----------    -----------   ----------
Change in net assets from operations ................    $40,448,833    $   709,854   $2,534,482
                                                         ===========    ===========   ==========

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                       STATEMENTS OF CHANGES IN NET ASSETS

                                         THE MULTI-CAP CORE
                                            EQUITY FUND                THE CORE BOND FUND         THE FEDERAL MONEY FUND
                                    ---------------------------   ---------------------------   -------------------------
                                     Year ended     Year ended     Year ended     Year ended     Year ended    Year ended
                                      April 30,      April 30,      April 30,      April 30,     April 30,     April 30,
                                        2006           2005           2006           2005           2006          2005
                                    ------------   ------------   ------------   ------------   -----------   -----------
OPERATIONS:
Net investment income ...........   $  2,128,387   $  1,948,411   $  6,916,959   $  8,448,737   $ 2,534,498   $ 1,033,073
Realized gains (losses) on
   investment transactions ......     37,977,083     14,643,338       (702,581)     1,112,831           (16)           --
Change in unrealized
   appreciation (depreciation) on
   investments ..................        343,363     (3,779,508)    (5,504,524)    (3,378,499)           --            --
                                    ------------   ------------   ------------   ------------   -----------   -----------
Change in net assets from
   operations ...................     40,448,833     12,812,241        709,854      6,183,069     2,534,482     1,033,073
                                    ------------   ------------   ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
   From net investment income ...        (27,669)       (26,708)      (157,861)      (161,619)         (564)         (196)
   From net realized gains on
      investment transactions ...       (918,925)       (72,917)            --             --            --            --
TRUST CLASS:
   From net investment income ...     (2,048,725)    (2,000,635)    (7,553,602)    (9,487,730)   (2,533,934)   (1,032,877)
   From net realized gains on
      investment transactions ...    (38,660,534)    (2,903,331)            --             --            --            --
                                    ------------   ------------   ------------   ------------   -----------   -----------
CHANGE IN NET ASSETS FROM
   SHAREHOLDER DISTRIBUTIONS ....    (41,655,853)    (5,003,591)    (7,711,463)    (9,649,349)   (2,534,498)   (1,033,073)
                                    ------------   ------------   ------------   ------------   -----------   -----------
CAPITAL TRANSACTIONS:
CHANGE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS .........    (43,089,965)   (21,153,219)   (52,724,543)   (20,042,627)   (1,768,666)   (8,294,449)
                                    ------------   ------------   ------------   ------------   -----------   -----------
CHANGE IN NET ASSETS ............    (44,296,985)   (13,344,569)   (59,726,152)   (23,508,907)   (1,768,682)   (8,294,449)
                                    ------------   ------------   ------------   ------------   -----------   -----------
NET ASSETS:
   Beginning of year ............    375,543,233    388,887,802    216,839,512    240,348,419    65,727,647    74,022,096
                                    ------------   ------------   ------------   ------------   -----------   -----------
   End of year ..................   $331,246,248   $375,543,233   $157,113,360   $216,839,512   $63,958,965   $65,727,647
                                    ============   ============   ============   ============   ===========   ===========
UNDISTRIBUTED (DISTRIBUTIONS
   IN EXCESS OF) NET INVESTMENT
   INCOME: ......................   $    129,471   $     16,120   $ (1,257,421)  $ (1,742,167)  $        --   $        --
                                    ============   ============   ============   ============   ===========   ===========

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                                             THE MULTI-CAP CORE
                                                EQUITY FUND                THE CORE BOND FUND           THE FEDERAL MONEY FUND
                                        ---------------------------   ---------------------------   -----------------------------
                                         Year ended     Year ended     Year ended     Year ended      Year ended      Year ended
                                          April 30,      April 30,      April 30,      April 30,       April 30,      April 30,
                                            2006           2005           2006           2005            2006            2005
                                        ------------   ------------   ------------   ------------   -------------   -------------
CAPITAL TRANSACTIONS:
CLASS A
   Proceeds from shares issued ......   $  1,220,914   $  1,446,146   $  1,793,969   $    803,485   $          --   $       1,018
   Dividends reinvested .............        946,227         99,591        150,028        165,957             563             201
   Cost of shares redeemed ..........     (3,050,036)    (1,324,277)    (1,861,590)      (976,528)           (420)             --
                                        ------------   ------------   ------------   ------------   -------------   -------------
   Change in net assets from
      Class A capital transactions ..   $   (882,895)  $    221,460   $     82,407   $     (7,086)  $         143   $       1,219
                                        ============   ============   ============   ============   =============   =============
TRUST CLASS
   Proceeds from shares issued ......   $  8,148,635   $ 25,965,669   $  7,202,082   $ 19,019,075   $ 265,971,483   $ 185,223,035
   Dividends reinvested .............     35,282,182         11,527             63            480              --              --
   Cost of shares redeemed ..........    (85,637,887)   (47,351,875)   (60,009,095)   (39,055,096)   (267,740,292)   (193,518,703)
                                        ------------   ------------   ------------   ------------   -------------   -------------
   Change in net assets
      from Trust Class capital
      transactions ..................   $(42,207,070)  $(21,374,679)  $(52,806,950)  $(20,035,541)  $  (1,768,809)  $  (8,295,668)
                                        ============   ============   ============   ============   =============   =============
SHARE TRANSACTIONS:
CLASS A
   Issued ...........................        114,839        135,728        184,915         81,355              --           1,018
   Reinvested .......................         95,172          9,141         15,562         16,782             563             201
   Redeemed .........................       (282,822)      (123,964)      (193,948)       (98,816)           (420)             --
                                        ------------   ------------   ------------   ------------   -------------   -------------
   Change in Class A shares .........        (72,811)        20,905          6,529           (679)            143           1,219
                                        ============   ============   ============   ============   =============   =============
TRUST CLASS
   Issued ...........................        776,078      2,458,438        744,993      1,923,799     265,971,483     185,223,035
   Reinvested .......................      3,553,072          1,062              7             48              --              --
   Redeemed .........................     (8,251,031)    (4,446,749)    (6,243,295)    (3,947,914)   (267,740,292)   (193,518,703)
                                        ------------   ------------   ------------   ------------   -------------   -------------
   Change in Trust Class shares .....     (3,921,881)    (1,987,249)    (5,498,295)    (2,024,067)     (1,768,809)     (8,295,668)
                                        ============   ============   ============   ============   =============   =============

                       See notes to financial statements.

LEGACY FUNDS GROUP
FINANCIAL HIGHLIGHTS (FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD)

                                       CHANGE IN NET ASSETS RESULTING
                                              FROM OPERATIONS:                           LESS DISTRIBUTIONS
                                    ------------------------------------                       FROM:
                                                            NET REALIZED   CHANGE IN  -----------------------
                                                                 AND       NET ASSET                  NET
                                     NET ASSET               UNREALIZED      VALUE                  REALIZED
                                      VALUE,        NET         GAINS      RESULTING      NET        GAINS
                                    BEGINNING   INVESTMENT   (LOSSES) ON     FROM     INVESTMENT       ON          TOTAL
                                     OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    INVESTMENTS  DISTRIBUTIONS
                                    ----------  ----------  ------------  ----------  ----------  -----------  -------------
CLASS A
THE MULTI-CAP CORE EQUITY FUND
   Year Ended April 30, 2006          $10.54     $ 0.03      $ 1.12         $ 1.15     $ (0.03)     $(1.19)       $ (1.22)
   Year Ended April 30, 2005           10.34       0.03        0.28           0.31       (0.03)      (0.08)         (0.11)
   Year Ended April 30, 2004            8.40         --(d)     1.94           1.94          --          --             --
   Period Ended April 30, 2003 (e)     10.00       0.01       (1.60)         (1.59)      (0.01)         --          (0.01)

THE CORE BOND FUND
   Year Ended April 30, 2006            9.79       0.32       (0.32)          0.00       (0.36)         --          (0.36)
   Year Ended April 30, 2005            9.94       0.34       (0.09)          0.25       (0.40)         --          (0.40)
   Year Ended April 30, 2004           10.32       0.44       (0.41)          0.03       (0.41)         --          (0.41)
   Period Ended April 30, 2003 (e)     10.00       0.42        0.34           0.76       (0.44)         --          (0.44)

THE FEDERAL MONEY FUND
   Year Ended April 30, 2006           1.000      0.031          --(d)       0.031      (0.031)         --         (0.031)
   Year Ended April 30, 2005           1.000      0.011          --          0.011      (0.011)         --         (0.011)
   Year Ended April 30, 2004           1.000      0.004          --(d)       0.004      (0.004)         --         (0.004)
   Period Ended April 30, 2003 (e)     1.000      0.008          --(d)       0.008      (0.008)         --         (0.008)

TRUST CLASS
THE MULTI-CAP CORE EQUITY FUND
   Year Ended April 30, 2006           10.54       0.06        1.12           1.18       (0.06)      (1.19)         (1.25)
   Year Ended April 30, 2005           10.34       0.05        0.28           0.33       (0.05)      (0.08)         (0.13)
   Year Ended April 30, 2004            8.40       0.02        1.94           1.96       (0.02)         --          (0.02)
   Period Ended April 30, 2003 (e)     10.00       0.03       (1.60)         (1.57)      (0.03)         --          (0.03)

THE CORE BOND FUND
   Year Ended April 30, 2006            9.78       0.34(h)    (0.32)(h)       0.02       (0.38)         --          (0.38)
   Year Ended April 30, 2005            9.94       0.36       (0.10)          0.26       (0.42)         --          (0.42)
   Year Ended April 30, 2004           10.32       0.40       (0.34)          0.06       (0.44)         --          (0.44)
   Period Ended April 30, 2003 (e)     10.00       0.44        0.34           0.78       (0.46)         --          (0.46)

THE FEDERAL MONEY FUND
   Year Ended April 30, 2006           1.000      0.033          --(d)       0.033      (0.033)         --         (0.033)
   Year Ended April 30, 2005           1.000      0.014          --          0.014      (0.014)         --         (0.014)
   Year Ended April 30, 2004           1.000      0.006          --(d)       0.006      (0.006)         --         (0.006)
   Period Ended April 30, 2003 (e)     1.000      0.011          --(d)       0.011      (0.011)         --         (0.011)


                                                                       RATIOS/SUPPLEMENTAL DATA:
                                                        -------------------------------------------------------
                                                                   RATIO OF   RATIO OF    RATIO OF
                                      NET                  NET     EXPENSES     NET       EXPENSES
                                     ASSET               ASSETS,      TO     INVESTMENT      TO
                                    VALUE,               END OF    AVERAGE   INCOME TO    AVERAGE
                                    END OF     TOTAL     PERIOD      NET      AVERAGE       NET      PORTFOLIO
                                    PERIOD   RETURN(A)   (000'S)    ASSETS   NET ASSETS  ASSETS(B)  TURNOVER(C)
                                    ------  ----------  --------  ---------  ----------  ---------  -----------
CLASS A
THE MULTI-CAP CORE EQUITY FUND
   Year Ended April 30, 2006        $10.47   11.60%     $  8,784   1.25%       0.34%      1.46%        27.84%
   Year Ended April 30, 2005         10.54    2.98         9,609   1.25        0.25       1.53         20.23
   Year Ended April 30, 2004         10.34   23.14         9,214   1.24       (0.08)      1.51         29.84
   Period Ended April 30, 2003 (e)    8.40  (15.87)(f)       759   1.24(g)     0.28(g)    1.54(g)      13.46

THE CORE BOND FUND
   Year Ended April 30, 2006          9.43   (0.02)        3,901   1.03        3.32       1.25         28.09
   Year Ended April 30, 2005          9.79    2.51         3,986   1.03        3.47       1.31         20.40
   Year Ended April 30, 2004          9.94    0.30         4,055   1.02        3.52       1.35         43.06
   Period Ended April 30, 2003 (e)   10.32    7.69(f)        431   1.02(g)     4.12(g)    1.32(g)      14.76

THE FEDERAL MONEY FUND
   Year Ended April 30, 2006         1.000    3.10            18   0.73        3.06       0.76           N/A
   Year Ended April 30, 2005         1.000    1.11            18   0.73        1.12       0.82           N/A
   Year Ended April 30, 2004         1.000    0.37            17   0.72        0.40       0.82           N/A
   Period Ended April 30, 2003 (e)   1.000    0.81(f)         71   0.72(g)     0.72(g)    0.83(g)        N/A

TRUST CLASS
THE MULTI-CAP CORE EQUITY FUND
   Year Ended April 30, 2006         10.47   11.90       322,462   1.00        0.59       1.21         27.84
   Year Ended April 30, 2005         10.54    3.23       365,935   1.00        0.51       1.28         20.23
   Year Ended April 30, 2004         10.34   23.38       379,674   0.99        0.21       1.26         29.84
   Period Ended April 30, 2003 (e)    8.40  (15.70)(f)   262,475   0.99(g)     0.41(g)    1.28(g)      13.46

THE CORE BOND FUND
   Year Ended April 30, 2006          9.42    0.23       153,213   0.78        3.57       1.00         28.09
   Year Ended April 30, 2005          9.78    2.66       212,854   0.78        3.73       1.06         20.40
   Year Ended April 30, 2004          9.94    0.55       236,293   0.77        3.79       1.05         43.06
   Period Ended April 30, 2003 (e)   10.32    7.95(f)    207,789   0.77(g)     4.43(g)    1.06(g)      14.76

THE FEDERAL MONEY FUND
   Year Ended April 30, 2006         1.000    3.36        63,941   0.47        3.33       0.51           N/A
   Year Ended April 30, 2005         1.000    1.36        65,709   0.48        1.35       0.56           N/A
   Year Ended April 30, 2004         1.000    0.62        74,005   0.47        0.62       0.57           N/A
   Period Ended April 30, 2003 (e)   1.000    1.06(f)     89,302   0.47(g)     1.10(g)    0.57(g)        N/A

(a)  Total Return excludes sales charge on Class A.

(b) During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(d)  Less than 0.005 per share.

(e) For the period May 13, 2002 (commencement of operations) through April 30, 2003.

(f)  Not annualized.

(g)  Annualized.

(h)  Calculated based on average shares outstanding.

                       See notes to financial statements.

                               LEGACY FUNDS GROUP

                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2006

1.   ORGANIZATION:

     The Legacy Funds Group (the "Trust") was organized as a Massachusetts business trust on November 1, 2001, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust presently offers shares of The Multi-Cap Core Equity Fund, The Core Bond Fund and The Federal Money Fund (individually referred to as a "Funds" and collectively as the "Funds").

     The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001 which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer two classes of shares: Trust Class and Class A. Shareholders of each class are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

     Each Class A and Trust Class share of the Fund represents identical interests in the Fund's investment portfolio and have the same rights, except that (i) Class A shares bear the expense of a distribution fee, which will cause Class A shares to have a higher expense ratio and to pay lower dividends than those related to Trust Class shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

     The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims of losses pursuant to these contracts and expect the risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     Investments of the Federal Money Fund are valued in accordance with Rule 2a-7 of the 1940 Act at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

     The Multi-Cap Core Equity Fund's equity securities are generally valued on the basis of market quotations or official closing prices on the principal exchange on which the securities are traded or by an independent pricing service approved by the Board of Trustees. Equity securities quoted by NASDAQ National Market System are valued at the NASDAQ Official Closing Price. The Core Bond Fund's investments (other than short-term debt obligations) are generally valued on the basis of market quotations or official closing prices or by an independent pricing service approved by the Board of Trustees. Certain securities, such as U.S. Government securities, are valued at their market values determined on the latest bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to accurately reflect fair value (such as when the value of which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its NAV), the Fund may value those investments at fair value as determined in accordance with procedures approved by the Board of Trustees. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Debt instruments with maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not result in a fair value. Such valuations received from a pricing

                               LEGACY FUNDS GROUP

                                 APRIL 30, 2006

     service may be established through the use of electronic and matrix techniques. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     SECURITIES PURCHASED ON A WHEN-ISSUED BASIS AND DELAYED DELIVERY BASIS:

     Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund's segregate cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date. The Funds held no when-issued securities as of April 30, 2006.

     REPURCHASE AGREEMENTS:

     Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which the investment adviser deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. Each Fund may also invest in overnight tri-party repurchase agreements with multiple dealers and tri-party custodians. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund's custodian, another qualified sub-custodian or tri-party custodian, or in the Federal Reserve/Treasury book-entry system. All repurchase agreements are fully collateralized by U.S. Government securities. As of April 30, 2006, the Funds held investments in tri-party repurchase agreements with Citigroup Global Markets, Inc., Wachovia Securities LLC and Lehman Brothers, Inc. which were held at tri-party custodian's The Bank of New York and JPMorgan Chase.

     VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES:

     The Funds may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution.

     OTHER:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method. Each class of shares bears its pro rata portion of expenses, income and realized and unrealized gains or losses attributable to its series. Each class separately bears expenses related specifically to that class, such as distribution fees.

                               LEGACY FUNDS GROUP

                                 APRIL 30, 2006

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income are declared daily and paid monthly for The Core Bond Fund and The Federal Money Fund. Dividends from net investment income are declared and paid quarterly for The Multi-Cap Core Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanenet in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     FEDERAL INCOME TAXES:

     It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3.   RELATED PARTY TRANSACTIONS:

     First Financial Capital Advisors LLC (the "Advisor"), a separate, wholly-owned subsidiary of First Financial Bank, serves as investment advisor to the Funds. Under the terms of the Investment Advisory Agreement, the Advisor is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule after the imposition of contractual advisor fee reimbursements.

                                                       ANNUAL ADVISORY FEE
FUND                                             (AS A PERCENTAGE OF NET ASSETS)
----                                             -------------------------------
The Multi-Cap Core Equity Fund ...............                0.92%
The Core Bond Fund ...........................                0.70%
The Federal Money Fund .......................                0.20%

     The Advisor has contractually agreed to waive and/or reimburse total expenses, including the above stated Advisory fee, in order to limit the annual operating expenses to the following amounts:

FUND                                                       TRUST CLASS   CLASS A
----                                                       -----------   -------
The Multi-Cap Core Equity Fund .........................      1.00%       1.25%
The Core Bond Fund .....................................      0.78%       1.03%
The Federal Money Fund .................................      0.48%       0.73%

     Prior to August 26, 2005, the Funds entered into an Administration Agreement ("Prior Administration Agreement") with BISYS Fund Services Limited Partnership ("BISYS LP"). Under the Prior Administration Agreement, BISYS LP provided management and administrative services necessary for the operation of the Funds, furnished office space and facilities and paid the compensation of the Trust's officers affiliated with BISYS LP. Pursuant to separate contracts in effect prior to August 26, 2005 ("Prior BISYS Service Agreements"), BISYS Fund Services Ohio, Inc. ("BISYS"), an affiliate of BISYS LP, served as the Transfer Agent and Fund Accountant to the Funds. For their services, BISYS LP and BISYS entered into an Omnibus Fee Agreement ("Prior Omnibus Fee Agreement") with the Trust pursuant to which the Trust paid a single all-inclusive fee ("Prior Omnibus Fee"). The Prior Omnibus Fee was computed daily and paid monthly at the annual rate of 0.30% of each Fund's average daily net assets. Prior to August 26, 2005, BISYS LP entered into a Sub-Administration Agreement ("Prior Sub-Administration Agreement") with the Advisor pursuant to which the Advisor provided administrative services to the Funds and assisted BISYS LP in the performance of its services to the Funds under the Prior Administration Agreement. Included in Administration fees, for the period May 1, 2005 through August 25, 2005, BISYS LP paid the Advisor $370,283 pursuant to the Prior Sub-Administration Agreement.

                               LEGACY FUNDS GROUP

                                 APRIL 30, 2006

     On August 26, 2005, the Funds entered into a new Co-Administration Agreement, Fund Accounting Agreement, Transfer Agency Agreement, and Omnibus Fee Agreement and terminated the respective prior agreements. Pursuant to the Omnibus Fee Agreement the Trust will pay a single all-inclusive fee ("Omnibus Fee"). The Omnibus Fee will be computed daily and paid monthly at the annual rate as follows:

Average Daily Net
Assets of the Funds            Fee Amount
-------------------            ----------
$0 - up to $500 million        Thirteen one-hundredths of one percent (.13% or
                               13 basis points) of the Funds' average daily
                               net assets

$500 million to $700 million   Eleven and one-half one-hundredths of one percent
                               (.115% or 11.5 basis points) of the Funds'
                               average daily net assets

$700 million to $900 million   Ten and one-half one-hundredths of one percent
                               (.105% or 10.5 basis points) of the Funds'
                               average daily net assets

$900 million to $1 billion     Nine one-hundredths of one percent (.09% or 9
                               basis points) of the Funds'  average daily
                               net assets

Over $1 billion                Eight one-hundredths of one percent (.08% or 8
                               basis points) of the Funds'  average daily
                               net assets

     On August 26, 2005, the Funds entered into a Co-Administration Agreement with the Advisor and BISYS LP. Pursuant to the Co-Administration Agreement, the Funds will pay the Advisor 0.05% of the Funds' average daily net assets for co-administrative services on behalf of the Funds. The effect of the new Co-Administration Agreements reduced the total fund operating expenses (before contractual waivers and/or reimbursements). Included in Administration fees, for the period August 26, 2005 through April 30, 2006, the Trust paid the Advisor $209,023 pursuant to the Co-Administration Agreement with the Advisor.

     The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS LP, as The Funds' distributor, an amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund's Class A shares, and may be used by BISYS LP to pay banks, broker/dealers and other institutions. As distributor, BISYS LP is entitled to receive commissions on sales of Class A shares of The Multi-Cap Core Equity Fund and The Core Bond Fund.

     For the year ended April 30, 2006, BISYS received approximately $183 from commissions earned on sales of Class A shares of the Funds, all of which was reallowed to dealers of the Funds' shares.

     From time to time, fees may be reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

     The Funds, except for the Federal Money Fund, invested in affiliated securities, subject to compliance with conditions set forth in an order received by the Trust from the Securities and Exchange Commission. A summary of the Funds' investments in affiliated securities for the year ended April 30, 2006 is noted in below:

FUND                                               PURCHASES       SALES      DIVIDENDS
----                                              -----------   -----------   ---------
THE MULTI-CAP CORE EQUITY FUND, INVESTMENTS IN:
The Legacy Federal Money Fund                     $50,854,221   $56,329,221    $238,408
Munder Institutional Money Market Fund             25,082,936    25,947,936      92,366

THE CORE BOND FUND, INVESTMENTS IN:
The Legacy Federal Money Fund                      48,767,425    49,372,425      77,267
Munder Institutional Money Market Fund             16,305,138    15,970,138      31,323

                               LEGACY FUNDS GROUP

                                 APRIL 30, 2006

4. PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term and U.S. Government securities) for the year ended April 30, 2006 were as follows:

FUND                                                   PURCHASES        SALES
----                                                  -----------   ------------
The Multi-Cap Core Equity Fund.....................   $97,650,372   $177,619,765
The Core Bond Fund.................................    15,194,318     15,220,141

     Purchases and sales of U.S. Government securities for the year ended April 30, 2006 were as follows:

FUND                                                   PURCHASES        SALES
----                                                  -----------   ------------
The Core Bond Fund.................................   $37,239,425   $89,434,330

5. FEDERAL INCOME TAX INFORMATION:

     As of April 30, 2006, the tax cost and unrealized appreciation/(depreciation) of securities was as follows:

                                                                                  Net Unrealized
                                                Tax Unrealized   Tax Unrealized    Appreciation
                                   Tax Cost      Appreciation     Depreciation    (Depreciation)
                                 ------------   --------------   --------------   --------------
The Multi-Cap Core Equity Fund   $205,158,910    $128,662,587     $(2,403,522)    $126,259,065
The Core Bond Fund                161,889,594         103,066      (6,266,086)      (6,163,020)

     The character of dividends paid to shareholders during the year ended April 30, 2006 were as follows:

                                    DIVIDENDS PAID FROM
                                 ------------------------
                                               NET LONG
                                                 TERM                                                    TOTAL
                                  ORDINARY      CAPITAL     TOTAL TAXABLE   TAX EXEMPT   TAX RETURN    DIVIDENDS
                                   INCOME        GAINS        DIVIDENDS      DIVIDENDS   OF CAPITAL       PAID
                                 ----------   -----------   -------------   ----------   ----------   -----------
The Multi-Cap Core Equity Fund   $2,309,689   $39,346,164    $41,655,853        $--         $--       $41,655,853
The Core Bond Fund                7,924,899            --      7,924,899         --          --         7,924,899
The Federal Money Fund            2,432,634            --      2,432,634         --          --         2,432,634

     The character of dividends paid to shareholders during the year ended April 30, 2005 were as follows:

                                    DIVIDENDS PAID FROM
                                 ------------------------
                                               NET LONG
                                                 TERM                                                    TOTAL
                                  ORDINARY      CAPITAL     TOTAL TAXABLE   TAX EXEMPT   TAX RETURN    DIVIDENDS
                                   INCOME        GAINS        DIVIDENDS      DIVIDENDS   OF CAPITAL       PAID
                                 ----------   -----------   -------------   ----------   ----------   -----------
The Multi-Cap Core Equity Fund   $2,027,343    $2,976,248     $5,003,591        $--         $--        $5,003,591
The Core Bond Fund                9,649,349            --      9,649,349         --          --         9,649,349
The Federal Money Fund            1,033,073            --      1,033,073         --          --         1,033,073

     As of April 30, 2006 the components of accumulated earnings on a tax basis were as follows: (The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax amortization methods for premium and market discount.)

                               LEGACY FUNDS GROUP

                                 APRIL 30, 2006

                                                                                                                       TOTAL
                         UNDISTRIBUTED   UNDISTRIBUTED                              ACCUMULATED     UNREALIZED      ACCUMULATED
                            ORDINARY       LONG-TERM     ACCUMULATED   DIVIDENDS    CAPITAL AND   APPRECIATION/      EARNINGS/
                             INCOME      CAPITAL GAINS     EARNINGS     PAYABLE    OTHER LOSSES   (DEPRECIATION)     (DEFICIT)
                         -------------   -------------   -----------   ---------   ------------   --------------   ------------
The Multi-Cap Core
   Equity Fund              $     --       $9,605,639     $9,605,639   $      --   $        --     $126,259,065    $135,864,704
The Core Bond Fund           909,650               --        909,650    (534,867)   (4,244,132)      (6,163,020)    (10,032,369)
The Federal Money Fund       242,035               --        242,035    (242,035)          (16)              --             (16)

CAPITAL LOSS CARRYFORWARDS:

     At April 30, 2006 the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

FUND                                                          AMOUNT     EXPIRES
----                                                        ----------   -------
The Core Bond Fund                                          $1,675,914     2011
                                                               457,748     2012
                                                               614,539     2014

POST OCTOBER LOSS DEFERRAL:

     Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses as follows.

                                                                   POST-OCTOBER
FUND                                                              CAPITAL LOSSES
----                                                              --------------
The Core Bond Fund............................................      $1,495,931
The Federal Money Fund........................................              16

6. FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended April 30, 2006, the Multi-Cap Core Equity Fund paid qualified dividend income of $2,309,689 for purposes of reduced individual federal income tax rates.

     The Legacy Multi-Cap Core Equity Fund hereby designates $39,346,164 as long-term capital gain dividends for the purpose of the dividend paid deductions on its federal tax return.

DIVIDENDS RECEIVED DEDUCTION:
-----------------------------
The Multi-Cap Core Equity Fund...........................................   100%

7. OTHER INFORMATION (UNAUDITED):

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
     (i) without charge, upon request, by calling 1-888-494-8510; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-888-494-8510; and
     (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

     Schedules of Portfolio Investments for periods ending July 31 and January 31 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

                               LEGACY FUNDS GROUP

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LEGACY FUNDS GROUP:

     We have audited the accompanying statements of assets and liabilities of the Legacy Funds Group (comprised of the Multi-Cap Core Equity Fund, the Core Bond Fund, and the Federal Money Fund) (collectively "the Funds"), including the schedules of portfolio investments, as of April 30, 2006, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legacy Funds Group as of April 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        ERNST & YOUNG LLP

     Columbus, Ohio
     June 8, 2006

                     This page is intentionally left blank.

                               LEGACY FUNDS GROUP

                           ADDITIONAL FUND INFORMATION
                                 APRIL 30, 2006
                                   (UNAUDITED)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUNDS' ADVISORY AGREEMENTS

     At a meeting of the Trust's Board of Trustees held on February 15, 2006, the Board, including those member who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), considered the re-approval of the Investment Advisory Agreement between the Trust and First Financial Capital Advisors (the "Advisor"), with respect to each Fund, and the Sub-Investment Advisory Agreement between the Advisor and Munder Capital Management ("Munder"), with respect to The Federal Money Fund. The Board requested and received information from the Advisor and Munder reasonably necessary to evaluate the terms of the Advisory Agreements. The Independent Trustees were assisted in their evaluation by independent legal counsel and met with counsel in executive session separate from representatives of the Advisor and Munder. The Board considered each of the factors set forth below.

     ANALYSIS OF THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO THE FUNDS

     The Trustees reviewed information provided by management describing the services provided to the Funds by the Advisor, Munder and BISYS, and discussed the nature, quality and extent of the services provided to the Funds pursuant to the respective Advisory Agreements and Administration Agreements. The Trustees' evaluation of the services provided by the Advisor and Munder took into account the Board's knowdledge and familiarity gained as Trustees of the Trust since the Funds were formed through the conversion of common trust funds advised by affiliates of the Advisor. Representatives of the Advisor noted the continued relationship of the Trust Class shareholders with First Financial Bank's trust department and the role the Funds play as an investment allocation program for such shareholders. Representatives of the Advisor described, and the Trustees acknowledged, the benefits of the Advisor's community-based orientation and personalized approaches to investment management. The Trustees reviewed information provided by the Advisor about the investment strategies employed by the portfolio managers for The Multi-Cap Core Equity Fund and The Core Bond Fund and the qualifications and experience of those managers. The Trustees noted the continuity of the portfolio management team for these Funds, in particular, that the Funds' primary portfolio manager had managed the Funds' predecessor common trust funds for over twenty years. Representatives of the Advisor also described the methodology for compensating the portfolio managers for The Multi-Cap Core Equity Fund and The Core Bond Fund and noted their belief that it provided meaningful incentives to earn higher returns for the Funds. The Trustees also reviewed the regulatory compliance services provided to the Trust by the Advisor and the Advisor's oversight responsibilities with respect to Munder as sub-investment adviser to The Federal Money Fund. The Board also discussed the Advisor's marketing efforts for the Funds. Munder also provided information about its investment strategies for managing the day-to-day investment of The Federal Money Fund's portfolio and its compliance program which was reviewed by the Trustees.


     COMPARATIVE ANALYSIS OF EACH FUND'S PERFORMANCE AND ADVISORY FEE AND EXPENSE RATIO

     The Trustees reviewed each Fund's performance, advisory fee and expense ratio. The Board compared the performance of each of The Multi-Cap Core Equity Fund and The Core Bond Fund over various time periods ended December 31, 2005 to a group of comparison funds and Lipper averages. The funds in the comparison groups were bank-sponsored unaffiliated funds selected by BISYS based on investment objectives and policies similar to those of the respective Fund. The Trustees noted the relative underperformance during all time periods reviewed (one-, three-, five- and ten-year periods ended December 31, 2005) of The Multi-Cap Core Equity Fund and The Core Bond Fund versus the averages for the funds in the relevant comparison group and benchmark indexes. The Trustees discussed with the Advisor the reasons for the underperformance and the efforts employed by the Advisor to improve performance. In response to the Independent Trustees' concern regarding the performance of the Funds, the Advisor retained at its expense an independent consultant to review the Advisor's investment management process and provide suggestions for improving that process. The Board also reviewed information pertaining to The Core Bond Fund's average portfolio maturity and its risks profile compared to those of the funds in its Lipper category and noted that the Fund had a shorter portfolio maturity with a lower risk profile than most of the funds in the category, which contributed to The Core Bond Fund's underperformance versus the Lipper averages. The Board also took into consideration the Advisor's adherence to the relevant Fund's investment objective and acceptable risk and client investment parameters. The Trustees reviewed the performance of The Federal Money Fund, noting that the Fund's Trust Shares had outperformed the Lipper U.S. Government Money Market Fund Index during the relevant time periods reviewed and that the performance of the Fund's Class A Shares during each period reviewed was below the average for funds in its Lipper category.

     The Trustees discussed each Fund's advisory fee and expense ratio, noting the fee waiver and expense reimbursement arrangements contractually undertaken by the Advisor since the inception of the Funds. The Board was advised by representatives of the Advisor that the Advisor intended to continue waiving a portion of its fees. The Board compared each Fund's advisory fee (contractual and actual after waiver of a portion of the contractual fee rate) and total expense ratio (before and after waiver) to those of a comparable group of unaffiliated funds in the relevant

                               LEGACY FUNDS GROUP

                                 APRIL 30, 2006
                                   (UNAUDITED)

Fund's Lipper category. The Board noted that,although the contractual advisory fee rates payable by The Multi-Cap Core Equity Fund and The Core Bond Fund were higher than the averages of the advisory fees paid by the relevant comparison funds, the actual rate of advisory fees paid by the Funds, after giving effect to the Advisor's waiver of a portion of its fees, was lower than the average rate paid by the relevant comparison funds for Class A Shares of each Fund and for Trust Shares of The Core Bond Fund, and for the Trust Shares of The Multi-Cap Core Equity Fund was slightly higher than the average rate paid by the comparison group of funds. The total expense ratios for The Multi-Cap Core Equity Fund and The Core Bond Fund were slightly higher than the averages for the comparable funds after fee waivers, except for Class A Shares of The Multi-Cap Core Equity Fund which was lower than the average total expense ratio for the comparable funds after fee waivers. With respect to The Federal Money Fund, the contractual rate of the advisory fee for the Fund was lower than the average advisory fee paid by the comparison funds, and the total expense ratio of the Fund for Class A Shares was lower than the average and for Trust Shares was at the average of the total expense ratio for the comparison funds after fee waivers. There were no other mutual funds or separate accounts with similar investment objectives, policies and strategies as the Funds that were managed by the Advisor.

ANALYSIS OF PROFITABILITY AND ECONOMIES OF SCALE

The Advisor provided the Trustees, at the meeting and at a subsequent Board meeting, with information concerning the costs to and estimated profits realized by the Advisor and its affiliates from the relationship with each Fund resulting from the Investment Advisory Agreement and the Administration Agreements. The Board reviewed the dollar amount of expenses allocated and profit received by the Advisor and the method used to determine such expenses and profit with respect to each Fund. The Board further reviewed the Advisor's use of research services received from broker-dealers that execute transactions on behalf of The Multi-Cap Core Equity Fund and The Core Bond Fund and concluded that while such research services may benefit the Advisor, such Funds were the primary beneficiaries of these services. The Advisor's representatives stated that neither the Advisor nor its affiliates receive any significant indirect benefits from managing the Funds. The Board also received profitability information from Munder, noting that Munder is compensated for its sub-advisory services to The Federal Money Fund by the Advisor and not the Fund. Representatives of Munder stated that there were no discernible indirect benefits to Munder as a result of its relationship as sub-investment adviser to The Federal Money Fund. The Board recognized the limitations involved in preparing profitability information given the structure of the Advisor and Munder within their relevant corporate organizations. The Board noted that the estimated profitability percentages for managing the Funds' portfolios were within the ranges determined by applicable court cases to be reasonable given the Funds' overall performance and the nature, extent and qualify of the services provided to the Funds. The Board also evaluated the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund investors. It was noted that a discussion of economies of scale is predicated on increasing assets and that, if a Fund's assets are not increasing (as is currently the case with each Fund), the possibility that the Advisor may have realized any economies of scale would be less. The Board also considered the fee waivers by the Advisor during these discussions and their effect on profitability.

CONCLUSIONS

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to continuation of the Advisory Agreements. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

- The Board concluded that the nature, extent and quality of the services provided by the Advisor and Munder are adequate and appropriate.

- The Board was not satisfied with the overall performance of The Multi-Cap Core Equity Fund or The Core Bond Fund, but were satisfied with the Advisor's efforts to improve performance and monitor and resolve performance issues. The Board was generally satisfied with the overall performance of The Federal Money Fund.

- The Board concluded that the fee paid by each Fund to the Advisor was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Advisor from the relationship with the Funds. The Board noted in particular the fee waivers and expense reimbursement arrangements undertaken by the Advisor.

- The Board determined that there were not at this time economies of scale to be realized by the Advisor in managing the Funds' assets and that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

The Independent Trustees considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that approval of the Advisory Agreements was in the best interests of each, as applicable, Fund and its shareholders.

                               LEGACY FUNDS GROUP

                                 APRIL 30, 2006
                                   (UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Legacy Funds Group, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees on Class A Shares; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Legacy Funds Group and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 through April 30, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                 EXPENSE
                                                                     EXPENSE      RATIO
                                             BEGINNING    ENDING   PAID DURING    DURING
                                              ACCOUNT    ACCOUNT     PERIOD*     PERIOD**
                                               VALUE      VALUE     11/1/05 -   11/1/05 -
                                              11/1/05    4/30/06     4/30/06     4/30/06
                                             ---------  ---------  -----------  ---------
The Core Bond Fund              Class A      $1,000.00  $1,001.70     $5.11       1.03%
                                Trust Class   1,000.00   1,002.90      3.87       0.78%
The Multi-Cap Core Equity Fund  Class A       1,000.00   1,093.10      6.49       1.25%
                                Trust Class   1,000.00   1,095.50      5.20       1.00%
The Federal Money Fund          Class A       1,000.00   1,017.80      3.65       0.73%
                                Trust Class   1,000.00   1,019.10      2.40       0.48%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 EXPENSE
                                                                     EXPENSE      RATIO
                                             BEGINNING   ENDING    PAID DURING    DURING
                                              ACCOUNT    ACCOUNT     PERIOD*     PERIOD**
                                               VALUE      VALUE     11/1/05 -   11/1/05 -
                                              11/1/05    4/30/06     4/30/06     4/30/06
                                             ---------  ---------  -----------  ---------
The Core Bond Fund              Class A      $1,000.00  $1,019.69     $5.16       1.03%
                                Trust Class   1,000.00   1,020.93      3.91       0.78%
The Multi-Cap Core Equity Fund  Class A       1,000.00   1,018.60      6.26       1.25%
                                Trust Class   1,000.00   1,019.84      5.01       1.00%
The Federal Money Fund          Class A       1,000.00   1,021.17      3.66       0.73%
                                Trust Class   1,000.00   1,022.41      2.41       0.48%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the fiscal year.

**   Annualized.

                               LEGACY FUNDS GROUP

                              TRUSTEES AND OFFICERS
                                 APRIL 30, 2006
                                   (UNAUDITED)

The Trust's Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of its investment activities. The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are listed below. The Trustees who are deemed to be an "interested person" of the Trust for purposes of the 1940 Act are marked with an asterisk "*".

                             POSITION(S)       TERM OF OFFICE;                                                   NUMBER OF
                             HELD WITH         TERM SERVED IN               PRINCIPAL OCCUPATION            PORTFOLIOS IN FUND
NAME, ADDRESS AND AGE        THE TRUST             OFFICE                    DURING PAST 5 YEARS             COMPLEX OVERSEEN
---------------------    -----------------  --------------------  ----------------------------------------  ------------------
Walter B. Grimm*         Trustee            Indefinite;           Retired; from June 1992 to December                3
c/o Legacy Funds Group                      Since: January 2002   2005, employee of BISYS Fund
3435 Stelzer Road                                                 Services, Inc.
Columbus, OH 43219
Age 60

William E. Karnatz, Sr.  Trustee            Indefinite;           From April 1995 to present, Attorney.              3
c/o Legacy Funds Group                      Since: January 2002
3435 Stelzer Road
Columbus, OH 43219
Age 68

James A. Kingsbury       Trustee            Indefinite;           From March 2004 to present, Executive              3
c/o Legacy Funds Group                      Since: January 2002   Director of University Hospital and
3435 Stelzer Road                                                 Senior Vice President Health Alliance of
Columbus, OH 43219                                                Greater Cincinnati; from April 1987 to
Age 61                                                            March 2004, President and CEO, Fort
                                                                  Hamilton Healthcare Corp.

James W. Schultz         Chairman and       Indefinite;           Retired since 1998.                                3
c/o Legacy Funds Group   Trustee            Since: January 2002
3435 Stelzer Road
Columbus, OH 43219
Age 63

Mark W. Immelt*          President, Chief   Indefinite;           From December 2005 to present,                     3
c/o Legacy Funds Group   Executive Officer  Since: August 2005    Executive Vice President of First
3435 Stelzer Road        and Trustee        (as President and     Financial Bancorp Wealth Resources
Columbus, OH 43219                          Chief Executive       Group; from March 2001 to present,
Age 60                                      Officer); January     President of First Financial Capital
                                            2002 (as Trustee)     Advisors LLC; from December 1999 to
                                                                  May 2005, President and CEO of First
                                                                  Financial Bank, NA; from December
                                                                  1996 to May 2005, Senior Vice
                                                                  President, First Financial Bancorp.

Jennifer J. Hankins      Vice President     Indefinite;           From September 1988 to present,                    3
3435 Stelzer Road                           Since: January 2002   employee of BISYS Fund Services, Inc.
Columbus, OH 43219
Age 39

Kerry Reilly             Secretary          Indefinite;           From January 2006 to present,                      3
100 Summer Street,                          Since: February 2006  employee of BISYS Fund Services,
Suite 1500                                                        Inc.; from June 2004 to May 2005,
Boston, MA 02110                                                  employee of CitiStreet LLC; from June
Age 40                                                            1987 through October 2001, employee
                                                                  of Fidelity Investments.

Trent M. Statczar        Treasurer          Indefinite;           From June 1993 to present, employee                3
3435 Stelzer Road                           Since: May 2002       of BISYS Fund Services, Inc.
Columbus, OH 43219
Age 34

George Stevens           Chief              Indefinite;           From September 1996 to present,                    3
3435 Stelzer Road        Compliance         Since: August 2004    employee of BISYS Fund Services, Inc.
Columbus, OH 43219       Officer and
Age 55                   Anti-Money
                         Laundering
                         Officer

Alaina V. Metz           Assistant          Indefinite;           From June 1995 to present, employee of             3
3435 Stelzer Road        Treasurer          Since: January 2002   BISYS Fund Services, Inc.
Columbus, OH 43219
Age 39

The Funds' Statement of Additional Information includes information about the Trust's Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-888-494-8510.

ANNUAL REPORT
APRIL 30, 2006

INVESTMENT ADVISOR AND                 LEGAL COUNSEL
CO-ADMINISTRATOR                       STROOCK & STROOCK & LAVAN LLP
FIRST FINANCIAL CAPITAL ADVISORS LLC   180 MAIDEN LANE
300 HIGH STREET                        NEW YORK, NY 10038
HAMILTON, OH 45012
                                       INDEPENDENT REGISTERED PUBLIC
CO-ADMINISTRATOR AND DISTRIBUTOR       ACCOUNTING FIRM
BISYS FUND SERVICES, L.P.              ERNST & YOUNG LLP
3435 STELZER RD.                       41 SOUTH HIGH STREET, SUITE 1100
COLUMBUS, OH 43219                     COLUMBUS, OH 43215

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, First Financial Bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Funds involve risk, including possible loss of principle. Past performance is not indicative of future results.

This report is for the information of the shareholders of the Legacy Funds Group. Its use in connection with any offering of the Fund shares is authorized only in case of a concurrent or prior delivery of the Fund current prospectus.

                     (FIRST FINANCIAL CAPITAL ADVISORS LOGO)

                      300 HIGH STREET - HAMILTON, OH 45011
                            TOLL FREE (866) 295-4964

                            (LEGACY FUNDS GROUP LOGO)

                                 (888) 494-8510

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS AN EXHIBIT.

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (B) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                    (i) Has at least one audit committee financial expert serving on its audit committee; or

                    (ii) Does not have an audit committee financial expert serving on its audit committee.

               (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                    (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

               (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS JAMES KINGSBURY, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

4(a). - For the fiscal years ended April 30, 2005 and April 30, 2006 Audit Fees for the Legacy Funds Group totaled $40,000.00 and $44,250.00 respectively. These fees include the costs associated with the annual audits and filing of Forms N-1A.

(b) - For the fiscal years ended April 30, 2005 and April 30, 2006 Related Audit Fees for the Legacy Funds Group totaled $10,000.00 and $11,000.00 respectively for services related to the work required to complete 17F-2 security counts.

(c) - For the fiscal years ended April 30, 2005 and April 30, 2006 Tax Fees for the Legacy Funds Group totaled $6,000.00 and $6,300.00 respectively for services related to the work required to prepare and file the fund's tax returns.

(d) - For the fiscal years ended April 30, 2005 and April 30, 2006 all Other Fees for the Legacy Funds Group totaled $0.00 and $0.00 respectively.

(e)(1) - Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Legacy Funds Group Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(2) - None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(i)(c) of Regulation S-X.

(f) - Not applicable

(g) - For the fiscal years ended April 30, 2005 and April 30, 2006 the aggregate non-audit fees billed by Ernst & Young for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $191,338.00 and $154,363.00 respectively.

(h) - The Registrant's Audit Committee has considered whether its principal accountant's provision of non-audit services that were rendered to the Registrant's investment adviser, and any control persons of the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

     (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

A complete schedule of investments is included in item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Legacy Funds Group


By (Signature and Title)* /s/ Trent Statczar
                          ----------------------------
                          Trent Statczar, Treasurer

Date July 10, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Trent Statczar
                          ----------------------------
                          Trent Statczar, Treasurer

Date July 10, 2006


By (Signature and Title)* /s/ Mark W. Immelt
                          ----------------------------
                          Mark W. Immelt, President

Date July 10, 2006

* Print the name and title of each signing officer under his or her signature.